UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): December 5, 2024

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave., Suite 600 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 562-9447

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Agreement

On June 10, 2024, FOXO Technologies Inc., a Delaware corporation (the “Company” or the “Corporation”), entered into the Stock Exchange Agreement (the “RCHI SEA”) with Rennova Community Health, Inc., a Florida corporation (“RCHI”), and Rennova Health, Inc., a Delaware corporation (“RHI”).

On September 10, 2024, entered into the Amended and Restated Stock Exchange Agreement with RCHI and RHI (the “Amendment”) pursuant to which the RCHI SEA was amended to change the consideration to be received by RHI in exchange for all of the equity interests of RCHI from 20,000 shares of Series A Preferred Stock of the Company to $100. In addition, under the Amendment, RCHI will issue to RHI a senior note in the principal amount of $22,000,000 (subject to adjustments) (the “Note”), which will be secured by all of the assets of RCHI and its subsidiary, Scott County Community Hospital, Inc., a Tennessee corporation (“SCCH”), under the Security and Pledge Agreement dated September 10, 2024 by, between, and among RHI, RCHI, and SCHH (the “Subsidiary Security Agreement”), with the Company and SCCH providing a guaranty on the Note pursuant to the Guaranty Agreement dated September 10, 2024 (the “Guaranty Agreement”) and with the Company providing a security interest in the “Collateral,” as defined in the Security and Pledge Agreement dated September 10, 2024 (the “Security Agreement”) with RHI.

On September 10, 2024, the board of directors of the Company approved the closing of the RCHI SEA, as amended, effective as of September 10, 2024.

On December 5, 2024, the Company entered into an Exchange Agreement (the “Exchange Agreement”) with RCHI and RHI. Pursuant to the Exchange Agreement, $21,000,000 of the principal of the Note is to be exchanged for 21,000 shares (the “Exchange Shares”) of the Company’s Series A Cumulative Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”). Upon the closing of the Exchange Agreement, RCHI is to execute and deliver a senior secured promissory note payable to RHI in the principal amount of $1,000,000 on the same terms of the Note (the “New Note”). The New Note will mature six months from the closing of the Exchange Agreement. The Exchange Agreement also provided for the following:

●	The Company filing a proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) in connection with an Annual Meeting of Shareholders to be held on or prior to December 31, 2024 with a proposal to permit the full conversion of the Exchange Shares into shares of the Company’s shares of Class A Common Stock pursuant to the rules of the New York Stock Exchange American (“NYSE”);

●	Mark White shall be appointed as the sole director and Chief Executive Officer of FOXO Labs Inc., a Delaware corporation (“FOXO Labs”) that is a wholly owned subsidiary of the Company;

●	Seamus Lagan be appointed as the Chief Executive Officer of the Company; and

●	The Company shall have executed the Registration Rights Agreement with RHI dated December 5, 2024. (The “RHI Registration Rights Agreement”).

The Exchange Agreement closed on December 5, 2024. The exchange of $21,000,000 of debt that was disclosed in the Company’s September 30, 2024 financial statement to equity will result in an increase of approximately $21,000,000 in the Company’s shareholders equity.

The disclosure above is not a full disclosure of the terms of the New Note, the Exchange Agreement, and the RHI Registration Rights Agreement. Copies of the New Note, the Exchange Agreement, and the RHI Registration Rights Agreement are attached hereto as Exhibits 4.1, 99.1, and 99.2 respectively.

Termination of Employment, Settlement and Mutual Release Agreement

On July 25, 2024, the Company entered into an amended Services Agreement with Mark White (the “Services Agreement”).

On December 5, 2024, the Company entered into a Termination of Employment, Settlement and Mutual Release Agreement (the “White Termination Agreement”) pursuant to which the Services Agreement is to be terminated. The agreement provided for the following:

●	Payment of $100,000 to Mr. White at signing;

●	Appointment of Mr. White as sole director and Chief Executive Officer of FOXO Labs; a wholly owned subsidiary of the Company and execution of an employment agreement between Mr. White and FOXO Labs providing a base salary of $120,000 per year and payment of a car lease for a minimum of three years up to $1,750 monthly.

●	The issuance to Mr. White of a promissory note by the Company in the principal amount of $500,000 maturing on January 2, 2025, which will be satisfied in full upon the payment of $250,000 by December 31, 2024 (the “White Note”).

●	Issuance of 3,000 shares of Series D Preferred Stock (as defined below) pursuant to the KR8 Termination Agreement (as defined below) in full satisfaction of all amounts owing to KR8 AI Inc., a Nevada corporation (a company controlled by Mr. White) (“KR8”) under the Master Software and Services Agreement with KR8 dated January 12, 2024, as amended (the “MSSA”).

The disclosure above is not a full disclosure of the terms of the White Note, and the White Termination Agreement. Copies of the White Note, the White Termination Agreement, are attached hereto as Exhibits 4.2, 99.3.

Item 1.02	Termination of a Material Definitive Agreement.

On December 6, 2024, the Company entered into the Termination Agreement with KR8 pursuant to which 3,000 shares of Series D Preferred Stock (as defined below) (the “KR8 Shares”) were issued to KR8 as full and final satisfaction of approximately $3,000,000 owed to KR8 and the MSSA was terminated (the “KR8 Termination Agreement”). The Series D Preferred Stock have no voting rights and conversion to common stock by KR8 is subject to relevant approvals from NYSE and shareholders.

On December 5, 2024, the Company entered into a Registration Rights Agreement with KR8 (the “KR8 Registration Rights Agreement”).

The Termination Agreement closed on December 6, 2024. The exchange of $3,000,000 of existing debt and/or liabilities to equity will result in an increase of approximately $3,000,000 in the Company’s shareholders equity.

The disclosure above is not a full disclosure of the terms of KR8 Termination Agreement, and the KR8 Registration Rights Agreement. A copy of the KR8 Termination Agreement and the KR8 Registration Rights Agreement is attached hereto as Exhibit 99.5 and 99.4, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

New Note and White Note

In regard to the New Note and the White Note, the disclosure in Item 1.01 is incorporated by reference into this Item 2.03 herein.

Senior Notes

On June 12, 2024, the Company entered into a Securities Purchase Agreement (the “SPA”) with an institutional investor (the “Purchaser”) pursuant to which the Company agreed to issue to the Purchaser and subsequent purchasers who will also be parties to the SPA (the Purchaser, together with the purchasers, the “Purchasers”) Senior Notes in the aggregate principal amount of up to $2,800,000 (each a “Note” or, together, the “Notes”).

On June 14, 2024, the Company issued to the Purchaser a Note in the principal amount of $840,000 for cash consideration of $750,000.

On August 1, 2024, the Company issued to the Purchaser a Note in the principal amount of $280,000 for cash consideration of $250,000.

On December 6, 2024, the Company issued to the Purchaser a Note in the principal amount of $1,120,000 for cash consideration of $1,000,000.

Each Note had an exchange right provision, permitting the Investor to exchange each Note into Series A Preferred Stock at a 10% premium.

On December 6 and 7, 2024, respectively, the Company received three separate letter requests from the Purchaser to exchange an aggregate of $2,240,000 into $2,464,000 of $1,000 stated value Series A Preferred Stock (2,464 shares).

The Exchange of the three Notes from debt to equity will result in an increase of $2,464,000 in the Company’s shareholders equity.

Item 3.02	Unregistered Sales of Equity Securities.

In regard to the issuance of the KR8 Shares, the disclosure in Item 1.02 is incorporated by reference into this Item 3.02 herein.

The securities issued above were made in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, based in part on the representations of the recipient. There were no sales commissions paid pursuant to this transaction.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Interim CEO

On December 5, 2024, Mark White tendered his resignation as Interim Chief Executive Officer of the Company. Mr. White’s resignation was not caused by any disagreement with the Company known to the Company.

Appointment of CEO.

Effective December 5, 2024, the Board of Directors of the Company (with Seamus Lagan abstaining) appointed Seamus Lagan as Chief Executive Officer (Principal Executive Officer) of the Company. There are no arrangements or understandings between Mr. Lagan and any other persons pursuant to which Mr. Lagan was appointed in the positions above. There are no family relationships between Mr. Lagan and any director, executive officer, or person nominated or chosen by the Company to become an executive officer. There are currently no plans to appoint Mr. Lagan to any committees of the Board of Directors.

Seamus Lagan, age 55, has served as a director of the Company since September 10, 2024 and was appointed Chief Executive Officer and President and a director of RHI, a company subject to section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on November 2, 2015 and as Chief Executive Officer and a director of Medytox Solutions, Inc., the predecessor business to a merger with RHI in 2015, and now a wholly-owned subsidiary of RHI (“Medytox”), effective September 15, 2014. Mr. Lagan served as Interim Chief Financial Officer of RHI from September 30, 2016 through May 24, 2017. He was again appointed Interim Chief Financial Officer effective October 13, 2017, and served through April 8, 2019. Mr. Lagan has also been the Interim Chief Financial Officer of RHI since May 10, 2019. Mr. Lagan has been, through Alcimede LLC until November 1, 2021 and Alcimede Limited since November 1, 2021, a consultant to Medytox since May 2011. Mr. Lagan is the managing director of Alcimede Limited, a Bahamas company that provides various consulting services, including management, organization, and financial consulting services. Mr. Lagan also currently serves, through Alcimede Limited, as chief executive officer of most of the subsidiaries of RHI and is the Chief Executive officer of the Company’s subsidiary RCHI.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2024, the Company filed amendments to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”), in the form of a Certificate of Designation (the “Designation”) that authorized for issuance of up to 10,000 shares of a new series of Preferred Stock, par value $0.0001 per share, of the Company designated “Series D Cumulative Convertible Redeemable Preferred Stock” (the “Series D Preferred Stock”) and established the rights, preferences and limitations thereof. The Board authorized the Series D Preferred Stock pursuant to the authority given to the Board under the Certificate of Incorporation, which authorizes the issuance of up to 10,000,000 shares of Preferred Stock, par value $0.0001 per share, and authorizes the Board, by resolution, to establish any or all of the unissued shares of Preferred Stock, not then allocated to any series into one or more series and to fix and determine the designation of each such shares, the number of shares which shall constitute such series and certain preferences, limitations and relative rights of the shares of each series so established.

Below is a summary of the rights, privileges and preferences of the Series D Preferred Stock. Capitalized terms have the definitions found in the Designation.

Series D Preferred Stock

Voting Rights

The Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series D Preferred Stock:

(i)	Alter or change adversely the powers, preferences or rights given to the Series D Preferred Stock or alter or amend the Designation;

(ii)	Amend its Certificate of Incorporation or other charter documents in any manner that adversely affects any rights of the holders;

(iii)	Increase the number of authorized shares of Series D Preferred Stock; or

(iv)	Enter into any agreement with respect to any of the foregoing.

Other than the rights above, the holders of the Series D Preferred Stock have no voting rights.

Dividends

Holders of shares of the Series D Preferred Stock are not entitled to receive dividends.

Liquidation Preference

Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), after any payments due with regard to any Senior Securities (as defined in the Designation), the remaining assets, whether capital or surplus, of the Corporation shall be distributed to the holders of the Series D Preferred Stock and the other Common Stock Equivalents (as defined in the Designation), pro rata based on the number of shares held by such holder, treating for this purpose all such securities as if they had been converted to Common Stock pursuant to the terms thereof (without giving effect to the Beneficial Ownership Limitation (as defined in the Designation) and presuming for the purposes hereof, that all conditions to the convertibility of all such shares had been satisfied) prior to such Liquidation.

Conversion Rights

Each share of Series D Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date (as defined in the Designation) at the option of the holder thereof, into that number of shares of Common Stock determined by dividing the Stated Value of such share of Series D Preferred Stock ($1,000), plus any accrued declared and unpaid dividends thereon by the higher of $0.03 (such dollar amount being subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date) or 90% of the average of the VWAP for the five Trading Days (as defined in the Designation) immediately prior to the conversion Date (as defined in the Designation). All conversions are subject to a Beneficial Ownership Limitation and an exchange cap of 19.99% of the outstanding unless shareholder approval is obtained.

The disclosure above is not a full disclosure of the terms of Designation. A copy of the Designation is attached hereto as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1	Certificate of Designation for Series D Preferred Stock filed with the Delaware Secretary of State on December 6, 2024
4.1	Senior Note issued by Rennova Community Health, Inc. to Rennova Health, Inc. on December 5, 2024
4.2	Promissory Note in the Principal Amount of $500,000 issued to Mark White
99.1	Exchange Agreement dated December 5, 2024 by, between, and among FOXO Technologies Inc., Rennova Community Health, Inc., and Rennova Health, Inc.
99.2	Registration Rights Agreement dated December 5, 2024 by and between FOXO Technologies Inc. and Rennova Health, Inc.
99.3	Termination of Employment, Settlement and Mutual Release Agreement December 5, 2024 by and between FOXO Technologies Inc., Rennova Health, Inc., and Mark White
99.4	Registration Rights Agreement dated December 5, 2024 by and between FOXO Technologies Inc. and KR8 AI Inc.
99.5	Termination Agreement dated December 6, 2024 by and between FOXO Technologies Inc. and KR8 AI Inc.
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

Date: December 10, 2024	By:	/s/ Seamus Lagan
	Name:	Seamus Lagan
	Title:	Chief Executive Officer